EXHIBIT 10

INDEPENDENT AUDITORS' CONSENT

Merrill Lynch Multi-State Limited Maturity Municipal Series Trust:

We consent to the incorporation by reference in this Post-Effective Amendment No. 7 to Registration Statement No. 33-50417 of our report dated September 10, 1999 appearing in the annual report to shareholders of the Merrill Lynch Limited Maturity Municipal Bond Funds for California and Florida of Merrill Lynch Multi-State Limited Maturity Municipal Series Trust for the year ended July 31, 1999, and to the reference to us under the caption "Financial Highlights" in the Prospectus, which is a part of such Registration Statement.

/s/ DELOITTE & TOUCHE LLP
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Deloitte & Touche LLP
Princeton, New Jersey
September 27, 1999